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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2005

                           CENTRAL FEDERAL CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                0-25045            34-1877137
              --------                -------            ----------
(State or other jurisdiction of     (Commission         (IRS Employer
 incorporation)                     File Number)     Identification Number)

   2923 Smith Road, Fairlawn, Ohio          44333          (330) 666-7979
   -------------------------------          -----          --------------
(Address of principal executive offices)  (Zip Code)  (Registrant's Telephone
                                                               Number)

           -----------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

On March 18, 2005, the registrant issued a press release announcing:

      1) the Board of Directors abandoned the reverse stock split transaction despite shareholder approval. The Board concluded, in its fiduciary capacity, that expenditure of capital in excess of $2 million would not be prudent.

      2) the Board of Directors declared a cash dividend of 9 cents per share on its common stock to be paid on April 15 to stockholders of record on April 4, 2005.

A copy of the press release is included as Exhibit 99 to this report.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

      99 Press release issued on March 18, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Central Federal Corporation

 Date:  March 21, 2005                       By: /s/ Therese Ann Liutkus
                                                 -----------------------------
                                                 Therese Ann Liutkus, CPA
                                                 Treasurer and Chief Financial
                                                 Officer